EXHIBIT 10.1
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 1, 2021, is made by and among Griffin-American Healthcare REIT III, Inc., a Maryland corporation (“GAHR III”), Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership (“GAHR III OP” ), and Griffin-American Strategic Holdings, LLC, a Delaware limited liability company (“HoldCo”).
RECITALS
WHEREAS, GAHR III, GAHR III OP, Griffin Capital Company, LLC, a Delaware limited liability company, American Healthcare Investors, LLC, a Delaware limited liability company, Platform Healthcare Investor T-II, LLC, a Delaware limited liability company, Flaherty Trust, dated September 25, 1997, as amended, Jeffrey T. Hanson, Danny Prosky and Mathieu B. Streiff (Messrs. Hanson, Prosky and Streiff, the “AHI Principals”), and HoldCo have entered into a Contribution Agreement, dated June 23, 2021 (the “Contribution Agreement”), pursuant to which HoldCo will contribute to GAHR III OP, and GAHR III OP will acquire from HoldCo, the NewCo Interests (as defined in the Contribution Agreement) in exchange for the Total Consideration (as defined in the Contribution Agreement), which shall include units of limited partnership interests, designated as “Partnership Class I (Series A) Units,” “Partnership Class I (Series B) Units” and “undesignated” Partnership Class I Units (collectively, the “OP Units”) of GAHR III OP;
WHEREAS, upon the terms and subject to the conditions contained in the Partnership Agreement (as defined below), the OP Units will be redeemable for shares of common stock of GAHR III, par value $0.01 per share (“Common Stock”); provided, however, pursuant to the terms of the Contribution Agreement, such OP Units may not be redeemed by the Holders (as defined below) for Common Stock (the “Lock-Up”) until the expiration of the AHI Contributor Lock-Up Period (as defined in the Partnership Agreement);
WHEREAS, as a condition to the consummation of the transactions contemplated by the Contribution Agreement, HoldCo and each of the AHI Principals agreed to the Lock-Up and GAHR III agreed to grant the registration rights set forth herein after the AHI Contributor Lock-Up Period; and
WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of GAHR III and the mutual covenants of the parties relating thereto.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1. Definitions.
In this Agreement, the following terms have the following respective meanings:
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.
“AHI Contributor Lock-Up Period” has the meaning ascribed to it in the Partnership Agreement.
“AHI Principals” has the meaning ascribed to it in the recitals hereof.
“Board” means the board of directors of GAHR III.
“Business Day” means any day other than a Saturday, Sunday or any day on which banks located in the State of New York are authorized or required to be closed for the conduct of regular banking business.
“Common Stock” has the meaning ascribed to it in the recitals hereof.
“Contribution Agreement” has the meaning ascribed to it in the recitals hereof.
“Demand Registration” has the meaning ascribed to it in Section 3(a).
“Demand Registration Statement” has the meaning ascribed to it in Section 3(a).
“End of Suspension Notice” has the meaning ascribed to it in Section 5(e).
“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“GAHR III” has the meaning set forth to it in the preamble hereof and includes GAHR III’s successors by merger, acquisition, reorganization or otherwise. For the avoidance of doubt, the term “GAHR III” shall include the surviving entity in the GAHR Transaction.
“GAHR III Advisor” has the meaning set forth to it in the preamble hereof.
“GAHR III OP” has the meaning set forth to it in the preamble hereof and includes GAHR III OP’s successors by merger, acquisition, reorganization or otherwise. For the avoidance of doubt, the term “GAHR III OP” shall include the operating partnership of the surviving entity in the GAHR Transaction.
“GAHR IV” has the meaning ascribed to it in the recitals hereof.
“GAHR IV Advisor” has the meaning set forth to it in the preamble hereof.
“GAHR Transaction” has the meaning ascribed to it in Section 12(i).
“HoldCo” has the meaning set forth to it in the preamble hereof.
“Holder” means each Person holding Registrable Shares, including (i) the undersigned and (ii) each Person holding Registrable Shares as a result of a transfer, distribution or assignment to that Person of Registrable Shares (other than pursuant to an effective registration statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 11 of this Agreement. For the avoidance of doubt, the term “Holder” shall include any Person holding OP Units that are or have been issued pursuant to the Contribution Agreement, whether or not such Person has effected an exchange of such OP Units for Common Stock, and such Person shall be entitled to exercise the rights of a holder of Registrable Shares hereunder; provided, a Holder of Registrable Shares may only request that Registrable Shares in the form of Common Stock that is registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement.
“Indemnified Party” has the meaning ascribed to it in Section 9(a).
“Indemnifying Party” has the meaning ascribed to it in Section 9(c).
“Initiating Holders” has the meaning ascribed to it in Section 3(a).
“Lock-Up” has the meaning ascribed to it in the recitals hereof.
“Losses” has the meaning ascribed to it in Section 9(a).
“Maximum Number of Shares” has the meaning ascribed to it in Section 3(c).
“NYSE” means the New York Stock Exchange.
“OP Units” has the meaning ascribed to it in the recitals hereof.
“Partnership Agreement” means that certain Amended and Restated Agreement of Limited Partnership of GAHR III OP, entered into concurrently herewith, as may be amended.
“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, other business organization, trust, union, association or any federal, state, municipal or local government, any instrumentality, subdivision, court, administrative or regulatory agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.
“Piggyback Registration” has the meaning ascribed to it in Section 4(a).
“Prospectus” means the prospectus included in any registration statement contemplated by this Agreement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such registration statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus. “Prospectus” shall also include any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Registrable Shares.
“Registrable Shares” means, with respect to any Holder, the shares of Common Stock into which the OP Units issued pursuant to the Contribution Agreement are then exchanged pursuant to the terms of the Partnership Agreement and any additional shares of Common Stock issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Common Stock (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise); provided, that shares of Common Stock shall cease to be Registrable Shares with respect to any Holder at the time (i) such shares have been sold pursuant to an effective registration statement or are sold pursuant to Rule 144 under the Securities Act (or any similar provisions then in force),(ii) such shares have been sold to GAHR III or any of its subsidiaries, or (iii) such shares have been redeemed by GAHR III OP for cash or otherwise have ceased to be outstanding. For the avoidance of doubt, the term “Registrable Shares” shall include the shares of Common Stock underlying the Holders’ OP Units that are or have been issued pursuant to the Contribution Agreement whether or not such Holder has effected an exchange of such OP Units for Common Stock.
“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including (i) all fees of the SEC, the NYSE or such other exchange on which the Registrable Shares are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and NYSE or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any registration statement contemplated by this Agreement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NYSE or other applicable exchange pursuant to Section 6(j), (v) the fees and disbursements of counsel for GAHR III and of the independent public accountants of GAHR III (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by GAHR III in connection with any registration statement contemplated by this Agreement); provided, however, that Registration Expenses will exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above.
“Renewal Deadline” has the meaning ascribed to it in Section 2(c).
“Rule 144” means Rule 144 under the Securities Act.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the selling Holder(s) (other than as specifically provided in the definition of “Registration Expenses” above) and transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering.
“Shelf Registration Statement” has the meaning ascribed to it in Section 2(a).
“Suspension Event” has the meaning ascribed to it in Section 5(e).
“Suspension Notice” has the meaning ascribed to it in Section 5(e).
“Withdrawn Demand Registration” has the meaning ascribed to it in Section 3(f).
“Withdrawn Request” has the meaning ascribed to it in Section 3(f).

Section 2. Shelf Registration.
(a) Subject to Section 5, as promptly as practicable following the later of the AHI Contributor Lock-Up Period and the date on which GAHR III is eligible to file a registration statement on Form S-3 or any successor form, but in any event no later than 60 days after such date, GAHR III shall prepare and file a “shelf” registration statement with respect to the resale of the Registrable Shares, including by “shelf takedown” using a prospectus supplement or otherwise, on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC (together with all amendments and supplements thereto, including post-effective amendments and new registration statements, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein, the “Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter, and to keep such Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Shares. In the event that GAHR III fails to file, or if filed fails to maintain the effectiveness of, a Shelf Registration Statement, the Holders may participate in a Piggyback Registration (as defined below) pursuant to Section 4 hereof; provided, that if and so long as a Shelf Registration Statement is on file and effective, then GAHR III shall have no obligation to allow participation in a Piggyback Registration. and, provided, further, that if GAHR III becomes ineligible to file a registration statement on Form S-3 or any successor form and remains ineligible for a period of 12 consecutive months, all references to the Shelf Registration Statement in this Agreement shall be read to include a registration statement on Form S-11, or if GAHR III is no longer a real estate investment trust at such time, Form S-1, or any successor forms thereto (the “Long Form Shelf Registration”). Notwithstanding the foregoing, GAHR III shall not be required to file a Long Form Shelf Registration if all Registrable Shares are sold or are eligible to be sold (without limitation as to volume or manner of sale) pursuant to Rule 144 under the Securities Act (or similar provisions then in force).
(b) Notwithstanding anything to the contrary contained in this Section 2, if, at the expiration of the AHI Contributor Lock-Up Period, GAHR III has an effective registration statement on Form S-3 or any successor form, GAHR III may include all or part of the Registrable Shares in such registration statement, including by virtue of including the Registrable Shares in a prospectus supplement to such shelf registration statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, GAHR III shall be deemed to have satisfied its registration obligation under this Section 2 and such shelf registration statement shall be deemed to be a Shelf Registration Statement for purposes of this Agreement).
(c) If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Shelf Registration Statement filed pursuant to Section 2(a), any of the Registrable Shares included on such registration statement remain unsold by any Holder, GAHR III will file, if it has not already done so and is eligible to do so, a new registration statement on Form S-3 or any successor form covering the Registrable Shares included on the prior Shelf Registration Statement, and if GAHR III is not eligible to file an automatic shelf registration statement on Form S-3 at such time, GAHR III will use commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable thereafter, but in no event more than 180 days from the Renewal Deadline, and GAHR III will take all other action necessary or appropriate to permit the public offering and sale of the Registrable Shares to continue as contemplated in the expired Shelf Registration Statement. References herein to Shelf Registration Statement shall include such new registration statement.
(d) GAHR III may require each selling Holder of Registrable Shares to promptly furnish in writing to GAHR III such information regarding such Holder, the Registrable Shares held by it and the intended method of distribution of the Registrable Shares as GAHR III may from time to time reasonably request and such other information as may be legally required in connection with such registration.
Section 3. Demand Registration Rights.
(a) Subject to the provisions hereof, commencing on and after the AHI Contributor Lock-Up Period, the Holders of at least 50% of the Registrable Shares (the “Initiating Holders”) may request that GAHR III prepare and file with the SEC a registration statement on an appropriate form under the Securities Act (together with all amendments and supplements thereto, including post-effective amendments and new registration statements, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein, a “Demand Registration Statement”), registering under the Securities Act all or part of the then-outstanding Registrable Shares (a “Demand Registration”) of such Initiating Holders by giving written notice thereof to GAHR III, which request will specify the number of Registrable Shares proposed to be sold by such Initiating Holders and the intended method of disposition thereof. Notwithstanding the foregoing, the Initiating Holders may provide notice of its intent to request a Demand Registration up to 60 days prior to the expiration of the AHI Contributor Lock-Up Period; provided, however, that no Demand Registration Statement shall become effective until after the AHI Contributor Lock-Up Period. Within five Business Days after receipt of such request, GAHR III will give written notice of such Demand Registration request to all other Holders and include in such registration all such Registrable Shares with respect to which GAHR III has received written requests for inclusion therein within 10 Business Days after the mailing of GAHR III’s notice to the applicable Holder. Each such request will also specify the number of Registrable Shares to be registered and the intended method of disposition thereof. Subject to the provisions of Section 3(f) below, GAHR III shall not be obligated to effect more than two Demand Registrations in total, except that a registration shall not count as one of the permitted Demand Registrations if, as a result of an exercise of the underwriters’ cutback provision in Section 3(c), fewer than 50% of the total number of Registrable Shares requested to be included by the Holders in such Demand Registration are actually included. In connection with a Demand Registration, GAHR III will use its commercially reasonable efforts to file the Demand Registration Statement no later than 30 days after the Initiating Holders’ request for a Demand Registration in the case of a registration statement on Form S-3 (and 180 days in the case of a registration statement on Form S-11 or such other appropriate form).
(b) Notwithstanding anything to the contrary contained in this Section 3, if at the time GAHR III receives a request for a Demand Registration, GAHR III has an effective shelf registration statement, GAHR III may include all or part of the Registrable Shares covered by such request in such registration statement, including by virtue of including the Registrable Shares in a prospectus supplement to such shelf registration statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, GAHR III shall be deemed to have satisfied its registration obligation under this Section 3 with respect to such Demand Registration request and such shelf registration statement shall be deemed to be a Demand Registration Statement for purposes of this Agreement).
(c) If the managing underwriters of the requested Demand Registration advise GAHR III and the Holders that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “Maximum Number of Shares”), GAHR III will include in such Demand Registration only such number of shares of Common Stock that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), with such Maximum Number of Shares allocated, unless otherwise agreed by GAHR III and the Holders, (i) first, the number of Registrable Shares requested to be included therein by the Holders, pro rata among the Holders on the basis of the number of Registrable Shares requested to be included by each such Holder and (ii) second (and only to the extent the number of Registrable Shares to be sold by the Holders is less than the Maximum Number of Shares), the shares of Common Stock requested to be included in such registration by other Persons pro rata among such other Persons on the basis of the number of shares of Common Stock requested to be included by such Persons.
(d) In connection with any Demand Registration, GAHR III shall have the right to (i) select the managing underwriters and any additional underwriters (and their roles) in the offering and (ii) determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Holders, including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided, that the identity of the managing underwriters and any additional underwriters and such structure and terms are reasonably acceptable to the Holders.
(e) Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration Statement would (i) be materially detrimental to GAHR III in that such registration would interfere with a material corporate transaction, or (ii) require the disclosure of material non-public information concerning GAHR III that at the time is not, in the good faith judgment of the Board, in the best interest of GAHR III to disclose and is not, in the opinion of GAHR III’s counsel, otherwise required to be disclosed, then (x) GAHR III will have the right to defer such filing for a period of not more than 60 days after receipt of any demand by any Initiating Holder, and (y) GAHR III will not exercise its right to defer a Demand Registration more than once in any 12-month period. GAHR III will give written notice of its determination to such Initiating Holders to defer the filing and of the fact that the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof. If GAHR III shall postpone the filing of a Demand Registration, the Initiating Holders who were to participate therein shall have the right to withdraw the request for registration. Such withdrawn registration request shall not be treated as a Demand Registration effected pursuant to this Section 3 (and shall not be counted as a permitted Demand Registration), and GAHR III shall pay all Registration Expenses in connection therewith.
(f) A registration shall not count as a permitted Demand Registration until it has become effective. A request for a Demand Registration may be withdrawn prior to the filing of the Demand Registration by the Initiating Holders holding at least 50% of the Registrable Shares held by the Initiating Holders for which registration was requested in the Demand Registration (a “Withdrawn Request”) and a Demand Registration may be withdrawn prior to the effectiveness thereof by the Holders holding at least 50% of the Registrable Shares for which registration was requested in the Demand Registration (a “Withdrawn Demand Registration”), and such withdrawals shall be treated as a permitted Demand Registration which shall have been effected pursuant to this Section 3, unless the Holders of Registrable Shares to be included in such Demand Registration reimburse GAHR III for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration (to the extent actually incurred); provided, however, that if a Withdrawn Request or Withdrawn Demand Registration is made (x) because of a material adverse change in the business, financial condition or prospects of GAHR III, or (y) if the managing underwriters advise that the amount of Registrable Shares to be sold in such offering be reduced pursuant to Section 3(c) by more than 50% of the Registrable Shares to be included in such Demand Registration, or (z) because of a postponement of such registration pursuant to Section 3(e), then such withdrawal shall not be treated as a permitted Demand Registration effected pursuant to this Section 3, and GAHR III shall pay all Registration Expenses in connection therewith.
(g) The registration rights granted pursuant to the provisions of this Section 3 shall be in addition to the registration rights granted pursuant to the provisions of Section 2 hereof.

Section 4. Piggyback Registration.
(a) Subject to Section 2(a) hereof, if at any time GAHR III proposes to file a registration statement under the Securities Act (or a prospectus supplement to effect a takedown from an effective shelf registration statement) with respect to an offering of shares of Common Stock by GAHR III for its own account or for the account of other security holders of GAHR III on any registration form (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or filed in connection with an exchange offer or offering of securities solely to GAHR III’s existing security holders) that permits the inclusion of the Registrable Shares, GAHR III will give the Holders written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and such notice shall offer such Holders the opportunity to register such number of Registrable Shares as each Holder may request (a “Piggyback Registration”). Subject to Sections 4(b) and 4(c), GAHR III shall use commercially reasonable efforts to cause the managing underwriters of a proposed underwritten offering to permit the Registrable Shares requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of GAHR III included therein. Notwithstanding the foregoing, GAHR III will not be required to include any Registrable Shares in any registration under this Section 4(a) prior to expiration of the AHI Contributor Lock-Up Period.
(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of GAHR III, and the managing underwriters advise GAHR III that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, then GAHR III will include in such registration, unless otherwise agreed by GAHR III and the Holders, (i) first, the number of shares of Common Stock that GAHR III proposes to sell, and (ii) second (to the extent the number of shares of Common Stock to be sold by GAHR III is less that the Maximum Number of Shares), the number of Registrable Shares requested to be included in such registration by the Holders and the number of shares of Common Stock requested to be included in such registration by other Persons, pro rata among the Holders and other Persons on the basis of the number of Registrable Shares and other shares of Common Stock requested to be included by each such Holder and other Person, respectively.
(c) If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of shares of Common Stock other than under this Agreement, and the managing underwriters advise GAHR III that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, then GAHR III will include in such registration, unless otherwise agreed by GAHR III and the holders (including the Holders, if any), (i) first the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, and (ii) second (to the extent the number of such shares of Common Stock to be sold by such other requesting holders is less that the Maximum Number of Shares), the number of Registrable Shares requested to be included in such registration by the Holders and the number of shares of Common Stock requested to be included in such registration by other holders, pro rata among the Holders and other holders on the basis of the number of Registrable Shares and other shares of Common Stock requested to be included by each such Holder and other holder, respectively.
(d) If any Piggyback Registration is a primary or secondary underwritten offering, GAHR III shall have the right, in its sole discretion, to (i) select the managing underwriters and any additional underwriters (and their roles) in the offering, and (ii) to administer any such offering, including to determine the structure of the offering and negotiate the terms of any underwriting agreement, including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount.

(e) GAHR III will not grant to any Person the right to request GAHR III to register any Common Stock in a Piggyback Registration unless such rights are consistent with the provisions of this Section 4.
(f) Nothing in this Section 4 shall create any liability on the part of GAHR III to the Holders if GAHR III in its sole discretion decides not to file a registration statement previously proposed to be filed as described in Section 4(a) on which the Holders’ Piggyback Registration request was based or to withdraw such registration statement subsequent to its filing.
Section 5. Suspension.
(a) Subject to the provisions of Section 3(e) related to Demand Registrations and Section 5(e) below, in the event that the Board makes a good faith determination that it is in the best interests of GAHR III to suspend the filing of a Shelf Registration Statement under Section 2(a) or a Demand Registration Statement under Section 3(a), or the use of an effective Shelf Registration Statement or Demand Registration Statement, as applicable, or any related Prospectus, GAHR III may, upon delivery of a Suspension Notice (as defined below) to the Holders of Registrable Shares covered by any such effective registration statement, suspend the rights of the Holders to offer, sell or distribute any Registrable Shares pursuant to such registration statement or to require GAHR III to take action with respect to the registration or sale of any Registrable Shares pursuant to such registration statement, for such times as GAHR III reasonably may determine is necessary and advisable (but in no event for more than 60 days in any 90-day period or more than 90 days in any 365-day period), if any of the following events will occur: (i) the underwriters of an underwritten public offering of shares of Common Stock by GAHR III advise GAHR III that the concurrent resale of the Registrable Sales by the Holders pursuant to the Shelf Registration Statement or the Demand Registration Statement would have a material adverse effect on GAHR III’s offering; (ii) there is material non-public information regarding GAHR III that (A) the Board determines not to be in GAHR III’s best interest to disclose, (B) would, in the good faith determination of GAHR III, require a revision to the Shelf Registration Statement or Demand Registration Statement, as applicable, so that it will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) GAHR III is not otherwise required by applicable securities laws or regulations to disclose; or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer, or other similar transaction) available to GAHR III that the Board determines not to be in GAHR III’s best interests to disclose. Upon the earlier to occur of (i) GAHR III delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, GAHR III will use commercially reasonable efforts to promptly amend or supplement the Shelf Registration Statement or Demand Registration Statement, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.
(b) Subject to the provisions of Section 5(e), in the event that (i) all reports required to be filed by GAHR III pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or (ii) the consummation of any business combination or acquisition by GAHR III has occurred or is probable that would require GAHR III to file financial statements with the SEC under Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X, GAHR III may (A) suspend the rights of the Holders to require GAHR III to take action with respect to the registration of any Registrable Shares, and (B) upon delivery of a Suspension Notice to the Holders with Registrable Shares covered by an effective Shelf Registration Statement or Demand Registration Statement, as applicable, may direct such Holders to suspend sales of the Registrable Shares pursuant to such registration statement (in each case, to the extent required under the Securities Act or the Exchange Act), until the date on which GAHR III has filed such reports or obtained and filed the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or

Demand Registration Statement, as applicable. GAHR III agrees to use its commercially reasonable efforts to file such reports or obtain and file the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or Demand Registration Statement, as applicable, as promptly as practicable.
(c) Subject to the provisions of Section 5(e), with respect to underwritten offerings by GAHR III, each Holder agrees not to sell, offer for sale or otherwise transfer any Registrable Shares during any of the following periods: (i) unless the managing underwriters administering the offering otherwise agree, the period commencing five days prior to the anticipated effective date of a registration statement for any underwritten public offering of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) and ending 90 days after such effectiveness and (ii) in the case of a Rule 415 registration statement, unless the managing underwriters administering the offering otherwise agree, the period commencing five days prior to the anticipated date of GAHR III’s notice of commencement of distribution in connection with such offering and ending 90 days after the commencement of such distribution. Notwithstanding the provisions of this Section 5(c), (i) any applicable period shall terminate on such earlier date as GAHR III gives notice to the Holders that GAHR III declines to proceed with any such offering set forth in this Section 5(c); (ii) all executive officers and directors of GAHR III then holding shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and (iii) the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements.
(d) Subject to the provisions of Section 5(e), upon any of the following events: (i) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or Demand Registration Statement, as applicable, or the initiation of any proceedings for that purpose; (ii) any request by the SEC or any other federal or state governmental authority for amendments or supplements to any such registration statement or related Prospectus or for additional information; or (iii) the happening of any event during the period such registration statement is effective (other than the events covered in Section 5(a)) as a result of which such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or such Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; GAHR III will deliver a Suspension Notice to the Holders with Registrable Shares covered by any such Shelf Registration Statement or Demand Registration Statement, as applicable, to suspend sales of the Registrable Shares.
(e) In the case of an event that causes GAHR III to suspend the use of an effective Shelf Registration Statement or Demand Registration Statement, as applicable, or the related Prospectus pursuant to this Section 5 (each, a “Suspension Event”), GAHR III will give written notice (a “Suspension Notice”) to the Holders with Registrable Shares covered by such effective registration statement to suspend sales of the Registrable Shares, and such notice will state that such suspension will continue only for so long as the Suspension Event or its effect is continuing and GAHR III is taking all reasonable steps to terminate suspension of the use of such registration statement and any related Prospectus as promptly as possible. The Holders will not affect any sales of the Registrable Shares pursuant to such registration statement at any time after it has received a Suspension Notice from GAHR III prior to receipt of an End of Suspension Notice (as defined below). If so directed by GAHR III, the Holders will deliver to GAHR III (at the reasonable expense of GAHR III) all copies other than permanent file copies then in the Holders’ possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. Any Holder may recommence effecting sales of the Registrable Shares pursuant to a Shelf

Registration Statement or Demand Registration Statement, as applicable, following further notice to such effect (an “End of Suspension Notice”) from GAHR III, which End of Suspension Notice will be given by GAHR III to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.
Section 6. Registration Procedures. In connection with any Shelf Registration Statement under Section 2 or whenever Holders request a Demand Registration under Section 3, GAHR III will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof (which, in the case of a Demand Registration, but not in the case of a Shelf Registration Statement, may include an underwritten offering), and in connection with any such request:
(a) subject to Section 5, GAHR III will, within the time periods set forth in Sections 2 and 3 hereof, prepare and file a Shelf Registration Statement (on Form S-3) or a Demand Registration Statement (on any form for which GAHR III then qualifies or which counsel for GAHR III shall reasonably deem appropriate and which form shall be available for the sale of the Registrable Shares to be registered thereunder in accordance with the intend distribution thereof), as applicable, which registration statement will comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such filed registration statement to become effective with the SEC as soon as reasonably practicable thereafter and remain continuously effective: (i) in the case of a Shelf Registration Statement filed pursuant to Section 2 hereof, for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Shares; and (ii) in the case of a Demand Registration Statement filed pursuant to Section 3 hereof, for at least 180 days;
(b) subject to Section 5, (i) prepare and file with the SEC such amendments and post-effective amendments to each such registration statement as may be necessary to keep such registration statement effective for the period described in Section 6(a), (ii) cause each Prospectus contained therein to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each such registration statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders;
(c) furnish to the Holders, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; GAHR III hereby consents to the use of such Prospectus, including each preliminary Prospectus, by the Holders in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;
(d) use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable registration statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such domestic jurisdiction as any Holder may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such registration statement is required to be kept effective pursuant to Section 6(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition in each such jurisdiction of such Registrable Shares owned by the Holders;

(e) promptly notify the Holders and, if requested, confirm such advice in writing (i) when such registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such registration statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such registration statement is effective as a result of which such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or such Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information will be accompanied by a Suspension Notice pursuant to Section 5(e) that directs the Holders to suspend the use of such registration statement and the related Prospectus until the requisite changes have been made);
(f) during the time periods referred to in Section 6(a), use its best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of such registration statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;
(g) upon request, furnish to the Holders, without charge, at least one conformed copy of such registration statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
(h) except as provided in Section 5(a), upon the occurrence of any event contemplated by Section 5(d)(iii), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to such registration statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such registration statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to the Holders a reasonable number of copies of each such supplement or post-effective amendment;
(i) enter into customary agreements and take all other actions as the Holders reasonably request in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares, including, in the case of a Demand Registration and to the extent reasonably requested by the managing underwriters, making appropriate officers of GAHR III available to participate in a reasonable number of “road shows,” one-on-one meetings with institutional investors and other customary marketing activities scheduled at reasonable times);
(j) use commercially reasonable efforts to (i) list or include all Registrable Shares on any securities exchange on which the Registrable Shares or, if not applicable, any similar securities issued by GAHR III are then listed or included and enter into such customary agreements, including a supplemental listing application and indemnification agreement in customary form, and (ii) cure GAHR III’s listing or inclusion application of any deficiencies cited by the exchange or market in the process of pursuing such listing;

(k) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent GAHR III’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of a Demand Registration Statement as required by Section 6(a) hereof, GAHR III will register the Registrable Shares covered by such Demand Registration Statement under the Exchange Act and maintain such registration through the effectiveness period required by Section 6(a);
(l) (i) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any such registration statement or the related Prospectus or amendment or supplement to such registration statement or Prospectus to which the Holders will have reasonably objected on the grounds that such registration statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, the Holders having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that GAHR III may file such registration statement or the related Prospectus or amendment or supplement following such time as GAHR III will have made a good faith effort to resolve any such issue with the Holders and will have advised the Holders in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;
(m) cause to be maintained a registrar and transfer agent for all Registrable Shares covered by such registration statement;
(n) in connection with any sale or transfer of the Registrable Shares that will result in the shares of Common Stock being delivered no longer constituting Registrable Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates will not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Shares;
(o) in connection with a public offering of Registrable Shares, whether or not such offering is an underwritten offering, use commercially reasonable efforts to obtain a “comfort” letter from the independent public accountant for GAHR III and any acquisition target of GAHR III whose financial statements are required to be included or incorporated by reference in such registration statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the selling Holders;
(p) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Shares being sold reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of GAHR III and its subsidiaries, and such registration statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (ii) use commercially reasonable efforts to furnish to the Holders and the underwriters of such Registrable Shares opinions and negative assurance letters of counsel to GAHR III and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any, and counsels to the Holders), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and
(q) upon reasonable request of any Holder, GAHR III will file an amendment to any such registration statement (or prospectus supplement, as applicable), to update the information provided by such Holder in connection with such Holder’s disposition of Registrable Shares.
Section 7. Required Information.
(a) GAHR III may require a Holder to furnish in writing to GAHR III such information regarding such Holder and the proposed distribution of Registrable Shares by such Holder as GAHR III may from time to time reasonably request in writing or as will be required to effect registration of the Registrable Shares. Each Holder further agrees to furnish promptly to GAHR III in writing all information required from time to time to make the information previously furnished by such Holder not misleading.
(b) Each Holder agrees that, upon receipt of a Suspension Notice of the happening of any event of the kind described in Sections 5(d)(iii), 6(e)(ii) or 6(e)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a registration statement until (i) any such stop order is vacated, or (ii) if an event described in Sections 5(d)(iii) or 6(e)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus.
Section 8. Registration Expenses.
GAHR III will pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein, including in connection with any Shelf Registration Statement filed pursuant to Section 2 or any Demand Registration pursuant to Section 3. Other than the Registration Expenses, each Holder will bear all Selling Expenses incurred by such Holder and any other expense incurred by such Holder relating to a registration of Registrable Shares pursuant to this Agreement and any other Selling Expenses incurred by such Holder relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any registration statement contemplated by this Agreement.
Section 9. Indemnification.
(a) GAHR III will indemnify and hold harmless each Holder, each Person who controls each Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by GAHR III of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case except to the extent, but only to the extent, that such untrue statement or omission is based upon (A) information regarding such Holder furnished in writing to GAHR III by or on behalf of such Holder expressly for use therein, or (B) information regarding such Holder’s proposed method of distribution of the Registrable Shares and was approved by or on behalf of such Holder expressly for use therein. GAHR

III also agrees to indemnify any underwriters of the Registrable Shares, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Holders provided in this Section 9(a).
(b) Each Holder will, severally and not jointly, indemnify and hold harmless GAHR III, and the directors of GAHR III, each officer of GAHR III who will sign any registration statement contemplated by this Agreement, and if requested by an underwriter for an applicable registration statement, each underwriter, broker or other Person, and their officers and directors, acting on behalf of the Holders to sell the Registrable Shares covered by any registration statement contemplated by this Agreement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is based upon (i) information regarding such Holder furnished in writing to GAHR III by or on behalf of such Holder (in its capacity as a Holder) expressly for use therein, or (ii) information regarding such Holder’s proposed method of distribution of the Registrable Shares and was approved by or on behalf of such Holder expressly for use therein.
(c) Each Indemnified Party under this Section 9 will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 9 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party will assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party will have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel will be at the expense of the Indemnified Party, unless (i) the employment of such counsel will have been authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party will not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party will have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses will be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.
(d) If the indemnification provided for in this Section 9 is unavailable to a party that would have been an Indemnified Party under this Section 9 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder will, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. GAHR III and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to above in this Section 9(d).
(e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(f) In no event will any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 9 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.
(g) The obligations of GAHR III and the Holders under this Section 9 shall survive the completion of any offering of Registrable Shares and the termination or expiration of this Agreement.
Section 10. Rule 144.
GAHR III shall, at GAHR III’s expense, for so long as any Holder holds any Registrable Shares, use commercially reasonable efforts to take such actions, as may be reasonably requested by such Holder from time to time, to facilitate any proposed sale of Registrable Shares by the Holders in accordance with the provisions of Rule 144, including by using commercially reasonable efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for the Holders to avail themselves of such rule to allow the Holders to sell such Registrable Shares without registration.
Section 11. Transfer of Registration Rights.
The rights and obligations of HoldCo under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Shares, provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) GAHR III is given written notice by HoldCo of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.
Section 12. Miscellaneous.
(a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, will be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.
EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY

SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 12(E). NOTHING IN THIS SECTION 12(A), HOWEVER, WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT WILL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.
EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (II) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.
(b) Entire Agreement. This Agreement, together with the Contribution Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof.
(c) Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import will be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import will be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d) Amendment. No supplement, modification, waiver or termination of this Agreement will be binding unless executed in writing by GAHR III and Holders holding at least a majority of the Registrable Shares then outstanding; provided, that no such amendment, modification or waiver that would adversely affect a Holder (provided that the accession by additional Holders to this Agreement pursuant to Section 11 shall not be deemed to adversely affect any Holder) shall be effective against such Holder without the consent of such Holder that is adversely affected thereby.
(e) Notices, etc. Any notice or other communication hereunder must be given in writing and either (i) delivered in Person, (ii) transmitted by electronic mail or facsimile or (iii) mailed by certified or registered mail, postage prepaid, return receipt requested as follows:
If to HoldCo, addressed to:
Griffin-American Strategic Holdings, LLC
18191 Von Karman Avenue, Suite 300
Irvine, CA 92612
Attention: Mathieu B. Streiff
Email: mstreiff@ahinvestors.com
With a copy (which shall not constitute notice) to:
Morrison & Foerster LLP
3500 Lenox Road, NE, Suite 1500
Atlanta, GA 30326
Attention: Heath D. Linsky, Esq.
Email: hlinsky@mofo.com; and
Any Holder that has provided notice to HoldCo pursuant to this Section 12(e) that such Holder shall receive copies of any notice or other communication hereunder.
If to GAHR III and GAHR III OP, addressed to:
Griffin-American Healthcare REIT III, Inc.
18191 Von Karman Avenue, Suite 300
Irvine, CA 92612
Attention: Harold H. Greene, Chair of the Special Committee of the Board of Directors
Email: hgreeneGAHRIII@ahinveestors.com
With a copy (which shall not constitute notice) to:
DLA Piper LLP (US)
4141 Parklake Ave., Suite 300
Raleigh, NC 27612
Attention: Robert H. Bergdolt, Esq.
Email: rob.bergdolt@dlapiper.com
or to such other address or to such other Person as each party shall have last designated by such notice to the other parties. Each such notice or other communication shall be effective (i) when delivered in Person, (ii) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 12(e) and an appropriate confirmation is received, and (iii) if given by mail, three (3) Business Days after delivery or the first attempted delivery.

(f) Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original of this Agreement, and all of which, when taken together, shall be deemed to constitute one and the same Agreement.
(g) Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement shall remain in full force and effect; provided, that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
(h) Section Titles. Section titles are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text.
(i) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. In the event that GAHR III or any of its successors or permitted assigns
(i) consolidates or amalgamates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation, amalgamation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each case a condition thereto,
GAHR III (or its successors or permitted assigns) shall cause such Person to assume the obligations of
GAHR III set forth in this Agreement. If any successor or permitted assignee of HoldCo will acquire Registrable Shares in any manner, whether by operation of law or otherwise, (i) such successor or permitted assignee will be entitled to all of the benefits of HoldCo under this Agreement and (ii) such Registrable Shares will be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person will be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Without limiting the generality of the foregoing, each party acknowledges and agrees that, upon completion of the proposed transaction between GAHR III and GAHR IV (the “GAHR Transaction”) (i) all of the obligations of GAHR III in this Agreement shall be assumed by the surviving entity in the GAHR Transaction and its successors and (ii) all references herein to GAHR III shall be deemed to include the surviving entity in the GAHR Transaction and its successors.
(j) Remedies; No Waiver. Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto will be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 12(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity.
No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement will impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy will preclude any further exercise of it or the exercise of any other remedy.
(k) Changes in Securities Laws. In the event any amendment, repeal or other change in the securities laws will render the provisions of this Agreement inapplicable, GAHR III will provide each Holder with substantially similar rights to those granted under this Agreement and use it good faith efforts to cause such rights to be as comparable as possible to the rights granted to such Holder hereunder.
[Signatures appear on next page]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

HOLDCO:

GRIFFIN-AMERICAN STRATEGIC HOLDINGS, LLC,
a Delaware limited liability company

By:	AMERICAN HEALTHCARE INVESTORS, LLC, its Manager

By:		/s/ Mathieu B. Streiff
Mathieu B. Streiff
Managing Director

GAHR III:

GRIFFIN-AMERICAN HEALTHCARE REIT III, INC.,
a Maryland corporation

By:		/s/ Danny Prosky
Danny Prosky
President and Chief Operating Officer

GAHR III OP:

GRIFFIN-AMERICAN HEALTHCARE REIT III HOLDINGS, LP,
a Delaware limited partnership

By:		GRIFFIN-AMERICAN HEALTHCARE REIT III, INC., its General Partner
	By:	/s/ Danny Prosky
Danny Prosky
President and Chief Operating Officer

[Signature Page to Registration Rights Agreement]